The Ensign Group Reports Quarterly Adjusted Earnings of $0.61 per Share; Reaffirms 2013 Guidance

Conference Call and Webcast Scheduled for August 8, 2013 at 10:30 am PT

MISSION VIEJO, California - August 7, 2013 - The Ensign Group, Inc. (Nasdaq: ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, assisted and independent living, home health, hospice care and urgent care companies, today reported operating results for the second quarter of 2013.

Quarter Highlights Include:

▪	Consolidated revenues were up 7.9% to a record $220.1 million in the quarter;

▪	Same-store managed care days were up 882 basis points, and same-store managed care revenue was up over 1,000 basis points;

▪	Ensign's Transitioning Facilities group showed significant strength, with an increase in skilled mix revenue of 210 basis points, to 41.4%;

▪	The company acquired eight facilities in three states, one of its most aggressive quarters of acquisition growth ever;

▪
Consolidated occupancy of 76.6% was significantly impacted by recent acquisitions, with average census of 69.0% in the 41 facilities in the Transitioning and Newly-Acquired Facilities groups, representing the addition of substantial organic upside to the company's portfolio; and

▪	Adjusted earnings per share were $0.61 per share for the quarter.

Operating Results

“Just as our consistent success is the product of dozens of small victories across the organization, our decline this quarter has likewise resulted from a number of small deficiencies, rather than any single big headwind,” said Ensign's President and Chief Executive Officer, Christopher Christensen. He noted that he believes that the quarter's challenges will be manageable over time, and pointed to the efforts of Ensign's outstanding field leaders to address them. “Our leaders are fully engaged on all fronts to identify and overcome weakness wherever it occurs and, because of them, we remain confident that Ensign's future - both near- and long-term - is very bright,” he added.

Mr. Christensen also reported that Management remains optimistic that the company can achieve its previously-announced 2013 annual guidance, reaffirming projected revenues of $915 million to $931 million, and adjusted earnings of $2.72 to $2.81 per diluted share. He concluded stating that, “As we have noted in the past, our business can be a bit lumpy from quarter to quarter, but we are pleased to have been able to project performance fairly accurately on an annual basis to date.”

Echoing Mr. Christensen's comment on the variability of short-term results, Chief Financial Officer Suzanne Snapper observed that, “Comparisons to Ensign's second quarter of 2012, which was clearly an outstanding quarter, were difficult,” with an adjusted consolidated EBITDA margin of 15.3%, an adjusted consolidated EBITDAR margin of 16.7%, and adjusted non-GAAP earnings of $0.61. Commenting on the numbers she noted, “Operating results in the quarter were impacted by a number of one-time factors, including a spike in healthcare costs, difficulties in our fast-growing home health and hospice business, and of course a drop in same-store occupancy and skilled mix, all of which are already turning around in July.”

Ms. Snapper added that, “We believe that Ensign still has the cleanest balance sheet in the industry,” noting that the second quarter had been one of the most aggressive quarters of cash acquisitions in company history, and after accounting for the previously-announced $48 million settlement payment that the company expects to deliver to the government in the third quarter, Ensign's projected net-debt-to-EBITDAR ratio would only be 2.4x. She cited the company's acquisition history and business model to explain that the debt ratio typically spikes immediately following acquisitions, and then returns to its historical levels in the low-2x range as the new acquisitions add EBITDAR to consolidated operating results.

She also reported that the company continues to generate strong cash flow, with cash on hand on June 30, 2013 of $27.5 million, net cash from operations in the quarter of $26.6 million, and free cash flow for the trailing twelve months ended June 30th of $47.7 million. She also noted that the company's credit relationships remain strong, with approximately $120 million in borrowing capacity available on its existing credit line.

Diluted GAAP earnings per share from continuing operations was $0.55 for the quarter, compared to earnings of $0.57 per share from continuing operations in the prior year quarter. Adjusted non-GAAP earnings for the quarter were $0.61 per diluted share, compared to $0.67 in the second quarter of 2012.

A discussion of the company's use of non-GAAP financial measures is set forth below. A reconciliation of net income to adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share and net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release.

More complete information is contained in the company's 10-Q, which was filed with the SEC today and can be viewed on the Company's website at http://www.ensigngroup.net.

2013 Guidance Reaffirmed

Management reaffirmed its previously-announced 2013 annual guidance, projecting revenues of $915 million to $931 million, and adjusted net income of $2.72 to $2.81 per diluted share for the year. The guidance is based on diluted weighted average common shares outstanding of 22.5 million and assumes, among other things, no additional acquisitions or dispositions beyond those made to date, the anticipated effects of sequestration followed by an anticipated Medicare rate increase in October 1, 2013, announced increases in Medicaid reimbursement rates net of expected provider tax increases, costs associated with the defense and settlement of the 2012 class action lawsuit, and a tax rate of 38.5%. It excludes acquisition-related costs and amortization costs related to intangible assets acquired. It also excludes expenses related to the DOJ investigation and tentative settlement, discontinued operations, and development and operational losses associated with newly-developed operations which have not achieved stabilization.

Quarter Highlights

During the quarter, the company's Board of Directors declared a quarterly cash dividend of $0.065 per share of Ensign common stock. Ensign has been a dividend-paying company since 2002.

Also during the quarter, the company's newly-developed Sloan's Lake Rehabilitation and Care Center, a 42-bed all-private/Medicare skilled nursing facility located just west of downtown Denver, Colorado, reached maximum occupancy. Management applauded the clinical leaders and care team at the new facility, which was opened in January of 2013 and is Ensign's first foray into new development, for getting Sloan's Lake licensed, certified and filled well ahead of proforma.

Also during the quarter and since, the company acquired six skilled nursing facilities and three assisted living facilities. The acquired operations were all purchased with cash, and the newly-developed businesses were established with a combination of cash and lease financing. The added operations include:

▪	Legacy Rehab & Living Center, a skilled nursing facility located in Amarillo, Texas with 147 operational beds;

▪	San Marcos Rehab & Healthcare Center, a 129-bed skilled nursing facility located in San Marcos, Texas;

▪	Courtyard Rehab & Healthcare Center, a 56-bed skilled nursing facility located in Victoria, Texas;

▪	La Villa Rehab & Healthcare Center, a 152-bed skilled nursing facility located in San Marcos, Texas;

▪	Redmond Care & Rehabilitation Center, a 110-bed skilled nursing facility located in Redmond, Washington;

▪	Omaha Nursing & Rehabilitation Center, a 70-bed skilled nursing facility located in Omaha, Nebraska;

▪	Redmond Heights Senior Living, a 90-unit assisted living and memory care facility located in Redmond, Washington; and

▪	Mountain View Rehabilitation and Care Center, an 82-bed skilled nursing facility in Marysville, Washington.

The acquisitions brought Ensign's growing portfolio to 119 facilities, nine home health and seven hospice companies, five urgent care clinics, and an ancillary service provider, all in 11 states. Of the 119 post-acute and seniors housing facilities, 96 are Ensign-owned, and 75 of those are owned free of mortgage debt, with Ensign affiliates holding purchase options on two of Ensign's 23 leased facilities. Management reaffirmed that Ensign is actively seeking additional opportunities to acquire both well-performing and struggling long-term care, assisted living, seniors housing, home health and hospice operations across the United States.

DOJ Investigation Progress

On April 22, 2013 the company announced that it had tentatively agreed to settle the company's long-running Department of Justice investigation for $48 million, and to enter into a corporate integrity agreement with the Office of Inspector General-HHS. Ensign has denied engaging in any illegal conduct, and has agreed to the settlement amount without any admission of wrongdoing in order to resolve the allegations and to avoid the uncertainty and expense of protracted litigation. The company does not expect the settlement and remittance to have a material adverse effect on the company's long-term financial position, business plan or prospects; however, the resolution will have an impact on the company's GAAP results of operations and cash flows for fiscal 2013. In addition, the company will incur ongoing costs associated with enhanced compliance activities, including monitoring expenses and other costs under the corporate integrity agreement, as well as interest expense on a portion of the settlement amount. Investors are directed to the more complete discussions of the matter contained in the company's 10-Q for additional disclosures.

Conference Call

A live webcast will be held on Thursday, August 8, 2013 at 10:30 a.m. Pacific Time (1:30 p.m. Eastern) to discuss Ensign's second quarter financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors section of the Ensign website at http://investor.ensigngroup.net. The webcast will be recorded, and will be available for replay via the website until 5:00 p.m. Pacific Time on Friday, August 23, 2013.

About Ensign™

The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, and other rehabilitative, healthcare and diagnostic services for both long-term residents and short-stay rehabilitation patients at 119 post-acute, assisted living and seniors housing facilities, nine home health companies, seven hospice companies, five urgent care locations and a mobile diagnostic business, all spread across California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska and Oregon. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated “company” and “its” assets and activities, as well as the use of the terms “we,” “us,” “its” and similar verbiage, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the home health and hospice businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management's current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and the entry into final settlement documents. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company's business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including its Form 10-Q, which was filed today, for a more complete discussion of the risks and other factors that could affect Ensign's business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Robert East, Westwicke Partners LLC, (443) 213-0500, bob.east@westwickepartners.com, or Gregory Stapley, Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net.
SOURCE: The Ensign Group, Inc.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended June 30, 2013				Six Months Ended June 30, 2013
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$220,086	(2,126)	(7) (8)	$217,960	$438,287	$(2,899)	(7) (8)	$435,388
Expense:
Cost of services (exclusive of facility rent, general and administrative and depreciation and amortization expense shown separately below)	175,913	(3,145)	(1)(2)(3)(7)(8)	172,768	351,974	(6,426)	(1)(2)(3)(7)(8)	345,548
U.S. Government inquiry settlement	—	—	(4)	—	33,000	(33,000)	(4)	—
Facility rent—cost of services	3,338	(253)	(5)	3,085	6,652	(508)	(5)	6,144
General and administrative expense	8,872	(206)	(6)	8,666	17,720	(1,013)	(6)	16,707
Depreciation and amortization	8,671	(546)	(9)	8,125	16,403	(811)	(9)	15,592
Total expenses	196,794	(4,150)		192,644	425,749	(41,758)		383,991
Income from operations	23,292	2,024		25,316	12,538	38,859		51,397
Other income (expense):
Interest expense	(3,145)			(3,145)	(6,260)			(6,260)
Interest income	129			129	222			222
Other expense, net	(3,016)			(3,016)	(6,038)			(6,038)
Income before provision for income taxes	20,276	2,024		22,300	6,500	38,859		45,359
Tax Effect on Non-GAAP Adjustments		780	(10)			14,961	(10)
Tax True-up for Effective Tax Rate		(41)	(11)			(2,331)	(11)
Provision for income taxes	7,846	739		8,585	4,833	12,630		17,463
Income from continuing operations	12,430	1,285		13,715	1,667	26,229		27,896
Loss from discontinued operations, net of income tax benefit	(26)			(26)	(1,774)			(1,774)
Net income (loss)	12,404	1,285		13,689	(107)	26,229		26,122
Less: net loss attributable to noncontrolling interests	37			37	(327)			(327)
Net income attributable to The Ensign Group, Inc.	$12,367	1,285		$13,652	$220	$26,229		$26,449
Attributable to The Ensign Group, Inc.
Net income attributable to The Ensign Group, Inc.	12,367	1,285		13,652	220	26,229		26,449
Loss from discontinued operations, net of income tax benefit	(26)			(26)	(1,774)			(1,774)
Income from continuing operations attributable to The Ensign Group, Inc.	$12,393	1,285		$13,678	$1,994	$26,229		$28,223
Net income (loss) per share:
Basic:
Net income attributable to The Ensign Group, Inc.	0.57			0.62	0.01			1.21
Loss from discontinued operations, net of income tax benefit	—			(0.01)	(0.08)			(0.08)
Income from continuing operations attributable to The Ensign Group, Inc.	$0.57			$0.63	$0.09			$1.29
Diluted:
Net income attributable to The Ensign Group, Inc.	0.55			0.61	0.01			1.19
Loss from discontinued operations, net of income tax benefit	—			—	(0.08)			(0.08)
Income from continuing operations attributable to The Ensign Group, Inc.	$0.55			$0.61	$0.09			$1.27
Weighted average common shares outstanding:
Basic	21,859			21,859	21,814			21,814
Diluted	22,321			22,321	22,267			22,267

(1)	Represents acquisition-related costs of $147 and $226 for the three and six months ended June 30, 2013.

(2)	Represents costs of $35 and $84 for the three and six months ended June 30, 2013, incurred to recognize income tax credits.

(3)	Represents additional costs incurred related to a class action lawsuit settlement of $609 for both periods during the three and six months ended June 30, 2013.

(4)	Represents the Company's estimated U.S. Department of Justice (DOJ) inquiry settlement reserve recorded in the first quarter of 2013.

(5)	Represents straight-line rent amortization for one newly constructed facility which began operations during the first quarter of 2013 and newly opened urgent care centers.

(6)	Represents legal costs incurred in connection with the ongoing investigation into the billing and reimbursement processes of some of our subsidiaries being conducted by the DOJ.

(7)	Represents revenues and expenses incurred at newly opened urgent care centers, less rent expense recognized in note (5) above and depreciation expense recognized in note (9) below.

(8)
Represents revenues and expenses incurred at one newly constructed facility which began operations during the first quarter of 2013, less rent expense recognized in note (5) above and depreciation expense recognized in Note (9) below.

(9)
Represents depreciation expense at newly opened urgent care centers and one newly constructed facility which began operations in the first quarter of 2013, and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities acquired. Patient base intangible assets are amortized over a period of four to eight months, depending on the classification of the patients and the level of occupancy in a new acquisition on the acquisition date.

(10)	Represents the tax impact of non-GAAP adjustments noted in (1) – (9) at the Company’s year to date effective tax rate of 38.5% for the three and six months ended June 30, 2013.

(11)	Represents an adjustment to the provision for income taxes to our current year to date effective rate to 38.5% for the three and six months ended June 30, 2013.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended June 30, 2012				Six Months Ended June 30, 2012
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$203,919			$203,919	$405,959			$405,959
Expense:
Cost of services (exclusive of facility rent, general and administrative and depreciation and amortization expense shown separately below)	162,085	(2,696)	(1)(3)	159,389	322,712	(3,011)	(1)(2)(3)	319,701
Facility rent—cost of services	3,355	(181)	(4)	3,174	6,675	(352)	(4)	6,323
General and administrative expense	8,137	(593)	(5)	7,544	15,834	(848)	(5)	14,986
Depreciation and amortization	7,010	(123)	(6)	6,887	13,924	(307)	(6)	13,617
Total expenses	180,587	(3,593)		176,994	359,145	(4,518)		354,627
Income from operations	23,332	3,593		26,925	46,814	4,518		51,332
Other income (expense):
Interest expense	(3,114)			(3,114)	(6,039)			(6,039)
Interest income	52			52	103			103
Other expense, net	(3,062)			(3,062)	(5,936)			(5,936)
Income before provision for income taxes	20,270	3,593		23,863	40,878	4,518		45,396
Tax impact of non-GAAP adjustments		1,401	(7)			1,762	(7)
Tax true-up for effective tax rate		34	(8)			356	(8)
Provision for income taxes	7,872	1,435		9,307	15,586	2,118		17,704
Income from continuing operations	12,398	2,158		14,556	25,292	2,400		27,692
Loss from discontinued operations, net of income tax benefit	(119)			(119)	(185)			(185)
Net income	12,279	2,158		14,437	25,107	2,400		27,507
Less: net loss attributable to noncontrolling interests	(177)	34		(143)	(253)	34		(219)
Net income attributable to The Ensign Group, Inc.	$12,456	2,124		$14,580	$25,360	$2,366		$27,726
Attributable to The Ensign Group, Inc.
Net income attributable to The Ensign Group, Inc.	$12,456	$2,124		$14,580	$25,360	$2,366		$27,726
Loss from discontinued operations, net of income tax benefit	(119)			(119)	(185)			(185)
Income from continuing operations attributable to The Ensign Group, Inc.	$12,575	2,124		$14,699	$25,545	$2,366		$27,911
Net income per share
Basic:
Net income attributable to The Ensign Group, Inc.	$0.58			$0.68	$1.19			$1.30
Loss from discontinued operations, net of income tax benefit	(0.01)			(0.01)	(0.01)			(0.01)
Income from continuing operations attributable to The Ensign Group, Inc.	$0.59			$0.69	$1.20			$1.31
Diluted:
Net income attributable to The Ensign Group, Inc.	$0.57			$0.67	$1.16			1.27
Loss from discontinued operations, net of income tax benefit	—			—	(0.01)			(0.01)
Income from continuing operations attributable to The Ensign Group, Inc.	$0.57			$0.67	$1.17			$1.28
Weighted average common shares outstanding:
Basic	21,368			21,368	21,309			21,309
Diluted	21,886			21,886	21,841			21,841

(1)	Represents acquisition-related costs of $46 and $120 for the three and six months ended June 30, 2012.

(2)	Represents costs of $241 incurred in the first quarter to recognize income tax credits which contributed to decrease in the Company's effective tax rate.

(3)	Represents costs incurred related to a class action lawsuit settlement of $2,596 during the three months ended June 30, 2012.

(4)	Represents straight-line rent amortization for a facility which the Company had begun construction activities, but had not commenced operations of a skilled nursing facility as of June 30, 2012.

(5)
Represents legal costs incurred in connection with the ongoing investigation into the billing and reimbursement processes of some of our subsidiaries being conducted by the Department of Justice (DOJ).

(6)
Represents amortization costs related to patient base intangible assets acquired. Patient base intangible assets are amortized over a period of four to eight months, depending on the classification of the patients and the level of occupancy in a new acquisition on the acquisition date.

(7)	Represents the tax impact of non-GAAP adjustments noted in (1) - (6) at a normalized tax rate of 39.0%.

(8)
In 2011 and 2010, the Company's effective tax rate was 38.3% and 39.3%, respectively. Therefore, this represents an adjustment to the provision for income taxes to normalize our current quarter effective tax rate to 39.0%.

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAR, ADJUSTED EBITDA AND
ADJUSTED EBITDAR
(in thousands)
(Unaudited)

The table below reconciles net income (loss) to EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Consolidated Statements of Income Data:
Net income (loss)	$12,404	$12,279	$(107)	$25,107
Net loss attributable to noncontrolling interests	(37)	177	327	253
Loss from discontinued operations	26	119	1,774	185
Interest expense, net	3,016	3,062	6,038	5,936
Provision for income taxes	7,846	7,872	4,833	15,586
Depreciation and amortization	8,671	7,010	16,403	13,924
EBITDA	$31,926	$30,519	$29,268	$60,991
Facility rent—cost of services	3,338	3,355	6,652	6,675
EBITDAR	$35,264	$33,874	$35,920	$67,666

EBITDA	$31,926	$30,519	$29,268	$60,991
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	—	33,000	—
Legal costs(b)	206	593	1,013	848
Settlement of class action lawsuit(c)	609	2,596	609	2,596
Urgent care center losses(d)	438	20	1,352	20
(Earnings) losses at skilled nursing facility not at full operation(e)	(210)	—	1,256	—
Acquisition related costs(f)	147	46	226	120
Costs incurred to recognize income tax credits(g)	35	—	84	241
Rent related to non-core business items above(h)	253	181	508	352
Adjusted EBITDA	$33,404	$33,955	$67,316	$65,168
Facility rent—cost of services	3,338	3,355	6,652	6,675
Less: rent related to non-core business items above(h)	(253)	(181)	(508)	(352)
Adjusted EBITDAR	$36,489	$37,129	$73,460	$71,491

(a)	Estimated liability related to our efforts to achieve a global, company-wide, resolution of any claims connected to the U.S. Department of Justice (DOJ) investigation.

(b)	Legal costs incurred in connection with the ongoing investigation into the billing and reimbursement processes of some our our subsidiaries being conducted by the DOJ.

(c)	Settlement of a class action lawsuit regarding minimum staffing requirements in the state of California.

(d)	Losses incurred at newly opened urgent care centers, excluding rent, depreciation, interest and income taxes.

(e)	(Earnings)/losses incurred at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.

(f)	Costs incurred to acquire an operation which are not capitalizable.

(g)	Costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate.

(h)	Rent related to newly opened urgent care centers and one newly constructed skilled nursing facility, which began operations during the first quarter of 2013, not included in items (d) and (e) above.

THE ENSIGN GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$27,499	$40,685
Accounts receivable — less allowance for doubtful accounts of $14,014 and $13,811 at June 30, 2013 and December 31, 2012, respectively	107,436	94,187
Investments — current	3,279	5,195
Prepaid income taxes	10,729	3,787
Prepaid expenses and other current assets	7,086	8,606
Deferred tax asset — current	13,351	14,871
Assets held for sale — current	—	268
Total current assets	169,380	167,599
Property and equipment, net	476,671	447,855
Insurance subsidiary deposits and investments	19,384	17,315
Escrow deposits	4,506	4,635
Deferred tax asset	3,490	2,234
Restricted and other assets	12,596	8,640
Intangible assets, net	6,302	6,115
Long-term assets held for sale	—	11,324
Goodwill	23,523	21,557
Other indefinite-lived intangibles	7,740	3,588
Total assets	$723,592	$690,862

Liabilities and equity
Current liabilities:
Accounts payable	$21,315	$26,069
Accrued charge related to U.S. Government inquiry	48,000	15,000
Accrued wages and related liabilities	34,511	35,847
Accrued self-insurance liabilities — current	14,662	16,034
Liabilities held for sale — current	—	339
Other accrued liabilities	19,216	20,871
Current maturities of long-term debt	7,297	7,187
Total current liabilities	145,001	121,347
Long-term debt — less current maturities	206,874	200,505
Accrued self-insurance liabilities — less current portion	36,376	34,849
Fair value of interest rate swap	1,948	2,866
Long-term liabilities held for sale	—	130
Deferred rent and other long-term liabilities	3,142	3,281
Total equity	330,251	327,884
Total liabilities and equity	$723,592	$690,862

THE ENSIGN GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

The following table presents selected data from our consolidated statements of cash flows for the periods presented:

	Six Months Ended June 30,
	2013	2012
Net cash provided by operating activities	$26,607	$25,060
Net cash used in investing activities	(46,891)	(35,830)
Net cash provided by financing activities	7,098	13,971
Net increase (decrease) in cash and cash equivalents	(13,186)	3,201
Cash and cash equivalents beginning of period	40,685	29,584
Cash and cash equivalents end of period	$27,499	$32,785

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(Unaudited)

The following tables summarize our selected performance indicators, along with other statistics, for each of the dates or periods indicated:

	Three Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Revenue	$220,086	$203,919	$16,167	7.9%
Number of facilities at period end	118	105	13	12.4%
Actual patient days	901,194	855,782	45,412	5.3%
Occupancy percentage — Operational beds	76.6%	79.2%		(2.6)%
Skilled mix by nursing days	26.1%	26.1%		—%
Skilled mix by nursing revenue	49.9%	50.4%		(0.5)%

	Three Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Revenue	$165,482	$166,916	$(1,434)	(0.9)%
Number of facilities at period end	77	77	—	—%
Actual patient days	647,881	656,602	(8,721)	(1.3)%
Occupancy percentage — Operational beds	80.1%	81.3%		(1.2)%
Skilled mix by nursing days	28.1%	27.7%		0.4%
Skilled mix by nursing revenue	52.1%	52.3%		(0.2)%

	Three Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Revenue	$34,363	$33,582	$781	2.3%
Number of facilities at period end	25	25	—	—%
Actual patient days	179,523	184,578	(5,055)	(2.7)%
Occupancy percentage — Operational beds	73.4%	75.5%		(2.1)%
Skilled mix by nursing days	20.1%	18.1%		2.0%
Skilled mix by nursing revenue	41.4%	39.3%		2.1%

	Three Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Revenue	$20,241	$3,421	$16,820	NM
Number of facilities at period end	16	3	13	NM
Actual patient days	73,790	14,602	59,188	NM
Occupancy percentage — Operational beds	60.3%	51.0%		NM
Skilled mix by nursing days	16.0%	5.4%		NM
Skilled mix by nursing revenue	36.2%	11.9%		NM
_______________________

(1)	Same Facility results represent all facilities purchased prior to January 1, 2010.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2010 to December 31, 2011.

(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2012.

	Six Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Revenue	$438,287	$405,959	$32,328	8.0%
Number of facilities at period end	118	105	13	12.4%
Actual patient days	1,761,459	1,707,293	54,166	3.2%
Occupancy percentage — Operational beds	77.2%	79.5%		(2.3)%
Skilled mix by nursing days	26.9%	26.2%		0.7%
Skilled mix by nursing revenue	50.7%	50.5%		0.2%

	Six Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Revenue	$336,213	$334,368	$1,845	0.6%
Number of facilities at period end	77	77	—	—%
Actual patient days	1,295,070	1,315,801	(20,731)	(1.6)%
Occupancy percentage — Operational beds	80.5%	81.5%		(1.0)%
Skilled mix by nursing days	28.7%	27.7%		1.0%
Skilled mix by nursing revenue	52.8%	52.2%		0.6%

	Six Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Revenue	$69,107	$67,041	$2,066	3.1%
Number of facilities at period end	25	25	—	—%
Actual patient days	356,940	368,932	(11,992)	(3.3)%
Occupancy percentage — Operational beds	73.4%	75.5%		(2.1)%
Skilled mix by nursing days	20.7%	18.1%		2.6%
Skilled mix by nursing revenue	42.4%	39.8%		2.6%

	Six Months Ended June 30,
	2013	2012
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Revenue	$32,967	$4,550	$28,417	NM
Number of facilities at period end	16	3	13	NM
Actual patient days	109,449	22,560	86,889	NM
Occupancy percentage — Operational beds	58.8%	51.2%		NM
Skilled mix by nursing days	16.6%	6.0%		NM
Skilled mix by nursing revenue	35.4%	11.9%		NM
_______________________

(1)	Same Facility results represent all facilities purchased prior to January 1, 2010.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2010 to December 31, 2011.

(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2012.

THE ENSIGN GROUP, INC.
SKILLED NURSING AVERAGE DAILY REVENUE RATES AND
PERCENT OF SKILLED NURSING REVENUE AND DAYS BY PAYOR

The following table reflects the change in skilled nursing average daily revenue rates by payor source, excluding services that are not covered by the daily rate:

	Three Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total		%
	2013	2012	2013	2012	2013	2012	2013	2012	Change
Skilled Nursing Average Daily Revenue Rates:
Medicare	$560.84	$551.99	$465.37	$467.63	$481.92	$425.01	$541.47	$539.42	0.4%
Managed care	392.65	387.38	362.34	377.65	445.84	500.92	392.86	386.92	1.5%
Other skilled	455.29	463.65	702.87	568.24	—	—	459.84	465.22	(1.2)%
Total skilled revenue	489.35	489.77	453.90	454.85	473.42	430.71	484.87	486.00	(0.2)%
Medicaid	173.81	167.76	158.74	149.31	160.82	187.30	171.01	165.63	3.2%
Private and other payors	186.08	190.98	166.71	166.04	151.55	166.89	177.17	182.29	(2.8)%
Total skilled nursing revenue	$263.80	$259.40	$220.41	$209.72	$209.07	$196.85	$253.84	$251.31	1.0%

	Six Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total		%
	2013	2012	2013	2012	2013	2012	2013	2012	Change
Skilled Nursing Average Daily Revenue Rates:
Medicare	$565.29	$551.62	$468.31	$472.39	$465.65	$396.64	$545.28	$539.85	1.0%
Managed care	393.21	383.79	375.71	398.77	442.58	500.92	393.20	384.60	2.2%
Other skilled	463.33	460.39	706.22	565.34	—	—	467.58	461.93	1.2%
Total skilled revenue	492.07	488.26	457.55	462.42	461.64	402.41	487.32	485.44	0.4%
Medicaid	175.26	168.07	158.14	150.21	171.71	194.30	173.00	165.96	4.2%
Private and other payors	187.41	192.56	169.56	164.41	152.19	170.57	179.74	182.92	(1.7)%
Total skilled nursing revenue	$267.35	$259.42	$223.40	$211.05	$216.74	$202.47	$258.43	$251.80	2.6%

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the three months ended June 30, 2013 and 2012:

	Three Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2013	2012	2013	2012	2013	2012	2013	2012
Percentage of Skilled Nursing Revenue:
Medicare	31.7%	33.8%	35.3%	33.5%	28.2%	10.9%	32.0%	33.6%
Managed care	14.7	13.3	5.0	5.1	8.0	1.0	13.1	12.2
Other skilled	5.7	5.2	1.1	0.7	—	—	4.8	4.6
Skilled mix	52.1	52.3	41.4	39.3	36.2	11.9	49.9	50.4
Private and other payors	7.6	7.6	21.9	23.7	13.0	15.4	9.6	9.7
Quality mix	59.7	59.9	63.3	63.0	49.2	27.3	59.5	60.1
Medicaid	40.3	40.1	36.7	37.0	50.8	72.7	40.5	39.9
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2013	2012	2013	2012	2013	2012	2013	2012
Percentage of Skilled Nursing Days:
Medicare	14.9%	15.9%	16.7%	15.0%	12.2%	5.0%	15.0%	15.7%
Managed care	9.9	8.9	3.1	2.9	3.8	0.4	8.5	7.9
Other skilled	3.3	2.9	0.3	0.2	—	—	2.6	2.5
Skilled mix	28.1	27.7	20.1	18.1	16.0	5.4	26.1	26.1
Private and other payors	10.7	10.4	28.9	29.9	18.0	18.2	13.8	13.3
Quality mix	38.8	38.1	49.0	48.0	34.0	23.6	39.9	39.4
Medicaid	61.2	61.9	51.0	52.0	66.0	76.4	60.1	60.6
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the six months ended June 30, 2013 and 2012:

	Six Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2013	2012	2013	2012	2013	2012	2013	2012
Percentage of Skilled Nursing Revenue:
Medicare	32.1%	33.9%	35.9%	33.9%	29.5%	11.1%	32.4%	33.8%
Managed care	15.2	13.1	5.5	5.2	5.9	0.8	13.6	12.1
Other skilled	5.5	5.2	1.0	0.7	—	—	4.7	4.6
Skilled mix	52.8	52.2	42.4	39.8	35.4	11.9	50.7	50.5
Private and other payors	7.4	7.6	21.7	22.9	11.3	15.4	9.3	9.5
Quality mix	60.2	59.8	64.1	62.7	46.7	27.3	60.0	60.0
Medicaid	39.8	40.2	35.9	37.3	53.3	72.7	40.0	40.0
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2013	2012	2013	2012	2013	2012	2013	2012
Percentage of Skilled Nursing Days:
Medicare	15.2%	15.9%	17.2%	15.1%	13.7%	5.7%	15.4%	15.8%
Managed care	10.3	8.9	3.2	2.8	2.9	0.3	8.9	7.9
Other skilled	3.2	2.9	0.3	0.2	—	—	2.6	2.5
Skilled mix	28.7	27.7	20.7	18.1	16.6	6.0	26.9	26.2
Private and other payors	10.5	10.3	28.6	29.5	16.2	18.2	13.4	13.2
Quality mix	39.2	38.0	49.3	47.6	32.8	24.2	40.3	39.4
Medicaid	60.8	62.0	50.7	52.4	67.2	75.8	59.7	60.6
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

THE ENSIGN GROUP, INC.
REVENUE BY PAYOR SOURCE

The following table sets forth our total revenue by payor source and as a percentage of total revenue for the periods indicated:

	Three Months Ended June 30,				Six Months Ended June 30,
	2013		2012		2013		2012
	$	%	$	%	$	%	$	%
	(Dollars in thousands)
Revenue:
Medicaid	$78,989	35.9%	$73,641	36.2%	$155,499	35.5%	$147,224	36.3%
Medicare	72,148	32.8	70,396	34.5	146,075	33.3	140,190	34.5
Medicaid-skilled	8,939	4.0	6,413	3.1	17,412	4.0	12,274	3.0
Total	160,076	72.7	150,450	73.8	318,986	72.8	299,688	73.8
Managed care	27,375	12.5	25,730	12.6	56,560	12.9	51,422	12.7
Private and other(1)	32,635	14.8	27,739	13.6	62,741	14.3	54,849	13.5
Total revenue	$220,086	100.0%	$203,919	100.0%	$438,287	100.0%	$405,959	100.0%
(1) Private and other payors includes revenue from urgent care centers and other ancillary businesses.

Discussion of Non-GAAP Financial Measures
EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. EBITDAR consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) facility rent-cost of services, (e) , discontinued operations, and (f) development and operational losses associated with newly-developed operations which have not achieved stabilization. The company believes that the presentation of EBITDA, EBITDAR, adjusted EBITDA, adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company's operating performance. The company believes disclosure of adjusted net income per share, EBITDA, EBITDAR, adjusted EBITDA and adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's Report on Form 10-Q filed today with the SEC. The Form 10-Q is available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Ensign's website at http://www.ensigngroup.net.